Exhibit 99.1

Investor Presentation September 2017

Forward - Looking Statements 2 This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment” or the “ Com pany”), which recently completed its initial public offering pursuant to a qualified offering statement (“Offering Statement”) filed under Regulation A as promulg ate d under the Securities Act of 1933, as amended (the “Act”). The offering circular (“Offering Circular”) comprising in part the Offering Statement is available at https:// www.sec.gov /Archives/ edgar /data/1679063/000114420417041252/v471417_partiiandiii.htm . The purpose of this Presentation is to assist persons in their review of the business and plans of the Company . In addition to the information presented herein, you are advised to read the Offering Circular, which contains additional information, including information regarding the risks faced by the Company in its operations and the risks involved in an investment in the Company . The entire contents of this Presentation is qualified by the Offering Circular . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Therefore, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The projections should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . The Company uses a non - GAAP financial measure to evaluate its results of operations and as a supplemental indicator of our operating performance . The non - GAAP financial measure that the Company uses is Adjusted EBITDA . Adjusted EBITDA is considered a non - GAAP financial measure as defined by Regulation G promulgated by the Act, as amended . Due to the significance of non - cash and non - recurring expenses recognized in the years ended December 31 , 2016 and 2015 , and the likelihood of material non - cash and non - recurring expenses to occur in future periods, the Company believes that this non - GAAP financial measure will enhance the understanding of its historical and current financial results . Further, the Company believes that Adjusted EBITDA enables its board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly effect operating decisions and investments . The presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non - recurring items or by non - cash items . This non - GAAP financial measure should be considered in addition to, rather than as a substitute for, the Company’s actual operating results included in its consolidated financial statements . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . The securities of CSS Entertainment are highly speculative . Investing in shares of CSS Entertainment involves significant risks, including those described in the Offering Circular .

Chicken Soup for the Soul Entertainment Chicken Soup for the Soul Entertainment (“ CSS Entertainment”) curates and shares positive video stories that bring out the best of the human spirit • Creating and distributing video content under Chicken Soup for the Soul ® brand • G rowing operations rapidly and profitably o Revenue of $1.5 million in 2015 to $8.1 million in 2016 o Adjusted EBITDA of $0 in 2015 to $3.8 million in 2016 o Target 2017 revenue $20 million and target 2018 revenue $36 million o Target 2017 adjusted EBITDA of $10 million and target 2018 adjusted EBITDA $18 million • Producing additional television series and building direct - to - consumer online video • Experienced management team and board • Completed IPO on August 18, 2017 o Raised $30 million o No debt o Cash flow positive o Ticker: CSSE on Nasdaq Global Market 3

Brand Strength

Chicken Soup for the Soul stands for hope, comfort and positivity with a highly-prized female demographic

Brand Reach and Awareness

- 2.8 MM combined highly-engaged Facebook fans
- Average of 1 MM weekly TV viewers
- Over 11 BN content views[(a)] across all digital platforms for 12-months ended 7/31/17
- Approx. 1 BN content views[(a)] in July 2017 across all digital platforms
- Content views increased 8x since September 2016
- 80% social media followers are female

Brand Facts

- 250+ book titles published over 23 years
- 20,000+ stories published
- 500 MM books sold worldwide
- Publish 10-12 new titles each year, many are BookScan bestsellers
- 89% brand awareness

(a) Includes impressions, video views, and podcast downloads

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Accomplishments to Date 2015 Q1 - Entertainment business launched Q4 - First series begins airing on CBS: Chicken Soup for the Soul’s Hidden Heroes 2016 Q3 - A Plus distribution agreement signed Q4 - Chicken Soup for the Soul’s Hidden Heroes renewed and airing again on CBS - Second series, Project Dad, a Chicken Soup for the Soul Original , begins airing on Discovery Networks: TLC, Discovery Life, Discovery Family 2017 Q1 - Sponsor funding commitment for first series in third season and new parenting series - Raised over $12 million of private debt and equity - Launched CSS Network, direct - to - consumer network Q2 - Third series signed - Ashton Kutcher signed deal as executive producer for two new TV series Q3 - Completed $30 million IPO 5

Opportunity Technology has fundamentally disrupted the structure and economics of the Entertainment and Media industry 6 CSSE Capitalizing on Opportunities TV networks seeking new revenue streams Advertisers seeking new ways to reach consumers Direct - to - consumer offerings

Profitable Business Model 7 x Third - party committed funding prior to producing video content: sponsorships, advertising, product integration from corporations, foundations, networks (cable, broadcast, online) x Hire independent producers x Retain valuable back - end rights to monetize rather than give to networks x Acquire quality content libraries on creative, low - cost basis x Grow direct - to - consumer online network

8 Sponsors

9 Launched Programming • A CSS original, popular parenting show (KBS format) on air in Korea and China • Weekly show on three Discovery networks in early evening (TLC, Life, Family) • 3 celebrity dads and their relationships with their kids • Premiered November 2016 • 2 seasons aired; renewed for third season • Starring Brooke Burke - Charvet • Average 1 million viewers each week: 52 week run • Winner of 2016 Parents’ Choice Award and 2017 Parents’ Choice Award • Winner of three 2016 Telly Awards, one 2017 Telly Award • Short - form branded videos • 100s produced each year generating millions of video views Television Online Video

Projects Signed & In Development

- Pipeline of new long-form and short-form projects in various stages of development
- Covers many themes (e.g., relationships, health, wellness and positive living)

Signed for 2017	**Themes**
Chicken Soup for the Soul's Hidden Heroes	Kindness, Parenting
Fatherhood	Parenting
Vacation Rental Potential	Real Estate, Travel, Home

In Development (All working titles)	
Cities, Burbs or Sticks	Real Estate, Travel, Home
MoneyCenter	Magazine, Finance
Random	Social Experiment, Kindness
Behind the Seams	Social Experiment, Travel, Documentary
New Leash on Life	Pets
No Restaurant Required	Epicurean, Travel
Pet Caves	Pets
Secret Life of Babies	Parenting, Comedy
Weird History of Cool Stuff	Lifestyle, History, Science
American Women	Social Experiment
Brighter Things	News
Late Night Snack	Epicurean, Home
Max Docs	Compassion

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Multiple Production Relationships

Television Studio Production Model

a plus

- **Ashton Kutcher** Executive Producer for two series
- Executive Producer of Netflix Series *The Ranch*
- Executive Producer of *Punk'd*

PEACOCK PRODUCTIONS

- Co-production agreements with **Peacock Productions** for *MaxDocs*
- **Abbey Levine**, Executive Producer for *MaxDocs*
- Producer of "Beyond Scared Straight" (A&E)
- Director of "60 Days In" (A&E)

SWITCHBLADE Entertainment Group

- **Brian Flanagan** Executive Producer of *Moonshiners* (Discovery) for *Switchin' Kitchens*
- Executive Producer of *Long Island Medium* (TLC)
- Executive Producer of *Beachfront Bargain Hunt* (HGTV)

LITTON ENTERTAINMENT HEARST television

- **Litton Entertainment**, a **Hearst** company
- Producer of *Chicken Soup for the Soul's Hidden Heroes*
- Produces programming for Education/Information blocks on CBS, NBC and The CW

JUPITER ENTERTAINMENT

- **David McKillop**, former SVP and General Manager, A+E Network
- Formed new production company called Europa with Skyvision (UK) and Jupiter Entertainment (US)
- Head of Programming for History Channel – created "Pawn Stars" and "Duck Dynasty"
- Emmy award-winning producer with 6 additional Emmy nominations

dbG DB GOLDLINE

- **Ricky Paull Goldin** and **Derek Britt** executive produced for HBO, MTV, Fox, CBS, ABC, NBC, TBS, TLC, PBS, HGTV, Viacom and Discovery
- Executive produced *Project Dad* season 1
- Goldin: 4-Time Emmy nominee as an actor
- Britt: Peabody Award-winning producer

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12 A Plus Distribution and Reach Founded in 2014 by Ashton Kutcher, A Plus is a digital media company devoted to spreading the message of positive journalism and storytelling that focuses on our shared humanity • CSS acquired A Plus in September 2016 • CSSE has exclusive distribution agreement for all content • A Plus develops premium written and video content for leading brands • A Plus has extensive distribution reach online and through social media Approx . 765+ MM Content Views in July 2017 480+ MM Combined Followers 70% Millennial Audience

Sponsor Case Study: American Humane 13 Segment Platform Views * Mango the Therapy Dog CBS 1 991,000 CSS Online Footprint 2 1,418,650 Totals 2,409,650 * Metrics from 11/26/16 - 1/10/17 • Combined TV and online package to advertisers and sponsors • Simultaneously filming or repurposing long - form video content to create short - form video content • Distribution through TV networks and online through A Plus and our other platforms 1 Nielsen. 2 Based on number of video views publicly available on Facebook, YouTube, Vimeo.

Direct - to - Consumer Network 14 • Launching subscription - based and advertising - based direct - to - consumer network • Will include multiple content verticals • Creating and acquiring a critical mass of content • Will obtain customers through social media marketing • Consider acquiring existing services with related content • Other paid subscription services: • WWE: 1.5 million subscribers @ $9.95/month • Feeln ’ (Hallmark): 200k subscribers @ $5.99/month

Rapid Revenue Growth Model 2015 2016 2017 2018 TV Series 1 TV Series 1 TV Series 1 TV Series 1 TV Series II Other* TV Series III TV Series III TV Series IV TV Series IV TV Series V TV Series VI Online Other* Other* Online/DTC TV Series II TV Series II Online *Other includes international, syndication, format and library sales.

16 Financial Information (000s) $- $10,000 $20,000 2015 2016 2017 Revenue $- $10,000 $20,000 2015 2016 2017 Adjusted EBITDA * Year Ended December 31 $1,507 $8,119 $0 $3,777 Digital growth with significant profits * Adjusted EBITDA is defined in the company’s offering circular dated August 17, 2017.

Experienced Management Team

William J. Rouhana, Jr. — **Chairman and Chief Executive Officer, CSS Entertainment**

- Leader in the media, entertainment and communications industries for more than 35 years
- Acquired CSS in 2008 and became CEO
- Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion revenue, and Winstar New Media 1993-2001
- Acquired media companies including Virgin Vision, a Virgin Group global film distribution venture
- As an entertainment and finance lawyer, developed new film financing models for major producers such as Blake Edwards
- Founder of The Humpty Dumpty Institute, Global Creative Forum and International Film Exchange
- B.A., Colby College, currently trustee emeritus; J.D., Georgetown Law School

Scott W. Seaton — **Vice Chairman and Chief Strategy Officer, CSS Entertainment**

- 25 years of media and telecommunications investment banking experience
- Joined Chicken Soup for the Soul as COO in 2012
- Managing Director – Credit Suisse First Boston, Bank of America, Oppenheimer & Co.
- Past Board of Directors – Mediacom Communications Corp.
- A.B., Stanford University; M.B.A., Harvard University

Dan Pess — **Chief Financial Officer, CSS**

- 35 years financial experience in public and private companies
- Completed 4 IPO's and several mergers and acquisitions
- Joined Chicken Soup for the Soul as Chief Financial Officer in 2012
- B.S., Long Island University
- Certified Public Accountant

Elana Sofko — **Senior Vice President, CSS Entertainment and Chief Operating Officer, A Plus**

- 20 years of media and entertainment industry experience
- Joined CSS Entertainment in 2016
- Led digital business growth initiatives for WWE; built and launched over-the-top video service
- Previously head of global content strategy for Nokia
- B.A., State University of New York at Albany; M.B.A., University of Connecticut

Michael Winter — **Senior Vice President of Development and Programming, CSS Entertainment**

- 20 years as a television producer and executive
- Joined CSS Entertainment in 2017
- Created and produced nonfiction programming for *ABC, Fox, MTV, VH1, TLC* and many other networks
- Spent three years as director of programming for *HGTV* and *DIY* Networks
- Served as Vice President of Development for Leopard Films, producer of the megahit House Hunters International
- B.A., American University

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Accomplished Board Members

Fred Cohen

- 35-year media and entertainment veteran and industry icon
- Chairman of the International Academy of Television Arts & Sciences (Emmys); Chairman of its Foundation
- Former President of King World International Productions, EVP CBS Broadcast International, President HBO International
- Currently serves as strategic advisor to Harpo Productions on the international distribution of DR. OZ
- Director of Hopskoch.com, transmedia online marketing and game platform
- Chair Emeritus of PCI – Media Impact, a New York based international NGO
- B.A., The University of Michigan; M.S., Stanford University

Peter Dekom

- Over 40 years of media and entertainment legal, consulting and entrepreneurial experience
- Forbes top 100 lawyers in the United States; Premiere Magazine 50 most powerful people in Hollywood
- Formerly "of counsel" with Weissmann Wolff Bergman Coleman Grodin & Evall; partner with Bloom, Dekom, Hergott and Cook
- Clients include George Lucas, Paul Haggis, Keenen Ivory Wayans, John Travolta, Ron Howard, Rob Reiner, Andy Davis, Robert Towne and Larry David; corporate clients include Sears, Pacific Telesis and Japan Victor Corporation (JVC)
- Prior Director of Imagine Films Entertainment, Will Vinton Studios, and Cinebase Software
- Member of the Academy of Television Arts and Sciences and Academy Foundation
- B.A., Yale; J.D., UCLA School of Law

Amy Newmark

- 30 years of media and telecommunications industry and investment banking experience
- Current Publisher, Editor-in-Chief and Author of Chicken Soup for the Soul
- Published more than 150 Chicken Soup for the Soul books since 2008
- Founded and managed successful hedge fund
- Managing Director – CJ Lawrence, top ranked telecom analyst
- 10 years of experience on various technology company boards
- A.B., Harvard University; CFA

Christina Weiss Lurie

- Multi-faceted career spans the worlds of sports, entertainment and philanthropy
- Owner of Philadelphia Eagles and founder of Eagles Charitable Foundation
- Two-time Oscar award-winning film producer
- Co-founder of independent film company, Tango Pictures
- B.A., Yale University

Diana Wilkin

- Over 20 years of experience in the media industry
- Managing Director of Twelve 24 Media, a broadcast and media consulting firm
- Former President of CBS Affiliate Relations, responsible for network agreements with all major broadcast television station groups
- B.S., University of Southern California

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19 Investment Highlights Direct - to - Consumer “CSS” Network Highly Scalable De - risked Business Model with Compelling Growth and Profitability Globally - Recognized Brand that Stands for Kindness with Actively Engaged Fan Base Experienced Management Team and Accomplished Board Members Profitable Producer and Distributor of Television and Online Video Raising Capital to Build Highly Successful, Large Company